                                                                   Exhibit 10.12

                           MACATAWA BANK CORPORATION

                            STOCK OPTION AGREEMENT


     STOCK OPTION AGREEMENT, made as of this 19th day of November, 1998, between MACATAWA BANK CORPORATION (herein called the "Company") and BENJAMIN A. SMITH III, a director of the Company (the "Optionee"). This Option is granted in substitution for an option granted under the Macatawa Bank Corporation Stock Compensation Plan on November 19, 1998 ("Original Option") to purchase the same number of shares and at the same price per share as set forth in this Option.

     IT IS AGREED AS FOLLOWS:

1.  Grant of Option
    ---------------

     Pursuant to the terms of this Agreement, the Company hereby grants to Optionee, the Option to purchase 25,000 Shares of the Company's common stock, no par value per share ("Option Shares")

2.  Purchase Price
    --------------

     The purchase price of the Shares covered by this Option shall be $16.50 per share, which represents one hundred percent (100%) of the Fair Market Value of the Company's common stock on the date the Original Option was granted ("Grant Date").

3.  Additional Terms
    ----------------

     (a)  Exercise Period
          ---------------

     The Option may be exercised and Option Shares may be purchased at any time and from time to time on or after November 19, 1999, and prior to November 19, 2008 ("Exercise Period"), subject to the following:

          (1) If Optionee dies, this Option shall remain exercisable at any time prior to November 19, 2008; and

          (2) This Option may not be exercised after November 18, 2008.

     (b)  Procedure for Exercise
          ----------------------

     Subject to the conditions of this Agreement, the Option may be exercised at any time and from time to time during the Exercise Period by delivering written notice to the Company, signed by Optionee, a Permitted Transferee, or Post-Death Representative, specifying the number of Option Shares to be purchased and accompanied by this Agreement.

     (c)  Payment of Option Price
          -----------------------

     The Option Price shall be paid in full either (1) in cash or (2) through the delivery of unencumbered shares of the Company's Stock owned by the person exercising this Option having a Fair Market Value on the date of exercise equal to the total exercise price, or (3) by a combination of (1) and (2) above, except that (i) any portion of the exercise price representing a fraction of a Share shall be paid in cash, and (ii) no Shares of Stock which have been held for less than six months may be delivered in payment of the exercise price. If approved by the Company's Board of Directors, payment of the exercise price of this Option may be made by a reduction in the number of Shares issuable upon exercise of this Option, based upon the Fair Market Value of the Stock on the last trading day preceding exercise of this Option.

4.   Transferability of Option
     -------------------------

     Except as otherwise provided in this paragraph, this Option shall not be sold, pledged, assigned or transferred in any way, nor be assignable by operation of law or subject to execution, levy, attachment or similar process. Except as provided in this paragraph, any attempted sale, pledge, assignment or other transfer of this Option contrary to the terms hereof, and any execution, levy, attachment or similar process upon this Option, shall be null and void and without any effect. Notwithstanding the foregoing, this Option shall, subject to the conditions set forth in this paragraph 4, be transferable by the original Optionee by gift, or other transfer that involves no payment of consideration to the original Optionee, at any time to a Permitted Transferee. Payment of any consideration by a Permitted Transferee to the original Optionee is prohibited and any attempted transfer for consideration shall be void. A Permitted Transferee shall have no right to transfer the Option. A Permitted Transferee shall succeed to all rights and benefits (except the right to further transfer the Option) and be subject to all obligations, conditions and limitations of the original Optionee. However, such rights and benefits (except the rights to further transfer the Option) and obligations, conditions and limitations shall be determined as if the original Optionee continued to hold the Option. In order to transfer this Option, the Optionee must first give prior written notice to the Company's president or chief financial officer stating the name, address and tax identification or social security number of the proposed transferee and the relationship of the proposed transferee to the Optionee and certifying that the transfer involves no payment of consideration. This Option may not be transferred if the transfer would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the transfer of this Option, the Company may require the proposed transferee to make any representations and warranties to the Company as the Company may deem to be required by applicable law or regulation. In such event, the Option may not be transferred unless and until the Company is satisfied with the correctness of any such representation and warranty. Moreover, the Company, in its discretion, may postpone the transfer of this Option until completion of such stock exchange listing, or registration, or other qualification under any state and/or federal law, rule or regulation as the Company may consider appropriate.

5.   Certain Definitions
     -------------------

     (a) Fair Market Value means the average of the last reported sales price of common stock as of the close of business for each of the last twenty (20) trading days ending the day immediately preceding the day as of which "Fair Market Value" is to be determined.

     (b) Permitted Transferee means either (i) the spouse, a child, or a grandchild of the Optionee (each an "Immediate Family Member"), (ii) a trust for the exclusive benefit of the Optionee and/or one or more Immediate Family Members, or (iii) a partnership or limited liability company whose only partners or members are the Optionee and/or one or more Immediate Family Members.

     (c) Post-Death Representative(s) means the executor(s) or administrator(s) of the Optionee's estate or the person or persons to whom the Optionee's rights under his Option pass by Optionee's will or the laws of descent and distribution.

     (d)  Shares means shares of Stock.

     (e) Stock means authorized and unissued shares of common stock, no par value, of the Company and includes Shares which may be reacquired by the Company.

6.   Service as a Director
     ---------------------

     Optionee acknowledges that nothing in this Agreement imposes upon the Company, its Board of Directors, or its shareholders any obligation to retain or elect the Optionee as director of the Company for any period.

7.   Adjustments
     -----------

     The Company shall make appropriate and proportionate adjustments, to the number of Option Shares and the Option Price to reflect any Stock dividend, Stock split, or combination of Shares, merger, consolidation, or other change in the capitalization of the

Company. Any such adjustment shall be made in an equitable manner by the Company's Board of Directors whose determination shall be conclusive and binding on all concerned. In the event of any such adjustment, all new, substituted, or additional securities or other property to which Optionee is entitled under the Option shall be included in the term "Option Shares."

8.   Postponement of Delivery of Shares and Representations
     ------------------------------------------------------

     The Company, in its discretion, may postpone the issuance or delivery of Shares upon any exercise of this Option until completion of the registration, or other qualification of such shares under any state and/or federal law, rule, or regulation as the Company may consider appropriate. The Company may require any person exercising this Option to make such representations, including a representation that it is their intention to acquire Shares for investment and not with a view to distribution thereof, and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Shares in compliance with applicable laws, rules and regulations. No Shares shall be issued unless the Company is satisfied with the accuracy of any such representations.

9.   Rights as a Shareholder
     -----------------------

     The Optionee shall have no rights as a shareholder with respect to any Option Shares until the Optionee becomes the holder of record of such shares.

10.  Further Actions
     ---------------

     The parties agree to execute such further instruments and to take such further actions as may reasonably be required to carry out the intent of this Agreement.

11.  Notice
     ------

     Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at the address set forth in this Agreement or at such other address as such party may designate by ten day's advance written notice to the other party.

12.  Successors and Assigns
     ----------------------

     This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon and inure to the benefit of Optionee's heirs, personal representatives, successors, and permitted assigns.

13.  Governing Law
     -------------

     This Agreement and all documents contemplated hereby, and all remedies in connection therewith and all questions or transactions relating thereto, shall be construed in accordance with and governed by the laws of the state of Michigan.

14.  Entire Agreement
     ----------------

     This Agreement constitutes the entire understanding between the Optionee and the Company with respect to the Option Shares and supersedes all other agreements, whether written or oral, with respect to such Shares.

                              MACATAWA BANK CORPORATION


                              By:  /s/ Philip J.  Koning
                                   ---------------------
                                 Its:  President
                                       -----------------




The undersigned hereby acknowledges having read this Agreement and hereby agrees to be bound by all provisions set forth herein.

                              OPTIONEE


                              /s/ Benjamin A. Smith, III
                              --------------------------
                              Signature

                              Benjamin A. Smith III
                              --------------------------

                               Record of Exercise



                                                  Shares Subject to
Date       Number of Shares    Price Per Share    Option After Exercise
-----      ----------------    ----------------   ---------------------